SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 19, 2005

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events

The Commentary to Section 303A.03 to the New York Stock Exchange (“NYSE”) Listed Company Manual requires each listed company to disclose in its proxy statement the name of the director chosen to preside at executive sessions of non-management directors.  Triumph Group, Inc. (the “Company”) notified the NYSE on August 19, 2005 that it inadvertently failed to identify in its proxy statement dated June 21, 2005, Richard C. Gozon as the director who presides over executive sessions of non-management directors.  On August 19, 2005, the NYSE advised the Company of alternative methods of curing the non-compliance, including the filing of a Current Report on Form 8-K with the required disclosure.  Although the Company does not believe that its failure to specify in its proxy statement that Mr. Gozon presides over executive sessions of non-management directors is material, the Company is correcting its non-compliance by filing this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2005

  TRIUMPH GROUP, INC.

By:	/s/John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary